UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 27, 2004

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13884 (Commission File Number)	76-0451843 (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (713) 513-3300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01  Regulation FD Disclosure

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement of a webcast of remarks of Sheldon R. Erikson, Chairman, President and Chief Executive Officer, at the Lehman Brothers 2004 CEO Energy/Power Conference on Tuesday, September 7, 2004. The press release is included as exhibit 99.1 to this report.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated August 27, 2004 — Cooper Cameron to Webcast Conference Presentation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
By:	/s/ William C. Lemmer
William C. Lemmer
Vice President, General Counsel and Secretary

Date: August 30, 2004

Cooper Cameron Corporation
Current report on Form 8-K
Dated August 27, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated August 27, 2004 — Cooper Cameron to Webcast Conference Presentation.